SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2006

EAGLE HOSPITALITY PROPERTIES TRUST, INC.

(Exact name of registrant specified in its charter)

Maryland	001-32279	55-0862656
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. RiverCenter Blvd., Suite 480

Covington, KY 41011

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (859) 581-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Our corporate governance guidelines are available on our website at www.eaglehospitality.com in the “Investor Relations/Corporate Governance” section. Among other things, our corporate governance guidelines provide that no director who is a former employee of our company can be independent until five years after the employment has ended. In addition, no director who is, or in the past five years has been, affiliated with or employed by a present or former auditor of our company or of an affiliate can be independent until five years after the end of either the affiliation or the auditing relationship. The foregoing categorical standards assist our board of directors in making determinations of independence and are in addition to the independence criteria set forth in rules and regulations of the SEC and the New York Stock Exchange and as otherwise described in our previously filed 2006 proxy statement. None of our independent directors has ever been employed by our company or employed by or affiliated with our present or former independent registered public accounting firm.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE HOSPITALITY PROPERTIES TRUST, INC.

By:	/s/ Raymond D. Martz
Raymond D. Martz
Chief Financial Officer, Secretary and Treasurer

Dated: September 25, 2006

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